Exhibit 24



                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint David M. Schneider, Dane A. Shrallow and Michael R. Uth, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 1997, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 24th day of March 1998.


                                  Position(s) with
Signature                         The Progressive Corporation
---------                         ---------------------------


/s/ Peter B. Lewis
----------------------            Chairman, President, Chief Executive Officer
Peter B. Lewis                    and Director

                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Peter B. Lewis, David M. Schneider, Dane A. Shrallow and Michael R. Uth, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 1997, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 20th day of March, 1998.


                                           Position(s) with
Signature                                  The Progressive Corporation
---------                                  ---------------------------


/s/ Jeffrey W. Basch
-------------------------
Jeffrey W. Basch                           Chief Accounting Officer

                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Peter B. Lewis, David M. Schneider, Dane A. Shrallow and Michael R. Uth, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 1997, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 25th day of March, 1998.


                                     Position(s) with
Signature                            The Progressive Corporation
---------                            ---------------------------


/s/ Charles B. Chokel
--------------------------
Charles B. Chokel                    Chief Financial Officer

                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Peter B. Lewis, David M. Schneider, Dane A. Shrallow and Michael R. Uth, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 1997, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 20th day of March, 1998.


                                          Position(s) with
Signature                                 The Progressive Corporation
---------                                 ---------------------------


/s/ Milton N. Allen
-------------------------
Milton N. Allen                           Director

                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Peter B. Lewis, David M. Schneider, Dane A. Shrallow and Michael R. Uth, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 1997, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 25th day of March, 1998.


                                          Position(s) with
Signature                                 The Progressive Corporation
---------                                 ---------------------------


/s/ B. Charles Ames
-------------------------
B. Charles Ames                           Director

                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Peter B. Lewis, David M. Schneider, Dane A. Shrallow and Michael R. Uth, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 1997, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 20th day of March, 1998.


                                          Position(s) with
Signature                                 The Progressive Corporation
---------                                 ---------------------------


/s/ Stephen R. Hardis
-------------------------
Stephen R. Hardis                         Director

                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Peter B. Lewis, David M. Schneider, Dane A. Shrallow and Michael R. Uth, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 1997, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 20th day of March, 1998.


                                          Position(s) with
Signature                                 The Progressive Corporation
---------                                 ---------------------------


/s/ Norman S. Matthews
-------------------------
Norman S. Matthews                        Director

                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Peter B. Lewis, David M. Schneider, Dane A. Shrallow and Michael R. Uth, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 1997, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 20th day of March, 1998.


                                          Position(s) with
Signature                                 The Progressive Corporation
---------                                 ---------------------------


/s/ Donald B. Shackelford
-------------------------
Donald B. Shackelford                     Director

                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Peter B. Lewis, David M. Schneider, Dane A. Shrallow and Michael R. Uth, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 1997, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 20th day of March, 1998.


                                          Position(s) with
Signature                                 The Progressive Corporation
---------                                 ---------------------------


/s/ Paul B. Sigler
-------------------------
Paul B. Sigler                            Director

                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Peter B. Lewis, David M. Schneider, Dane A. Shrallow and Michael R. Uth, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 1997, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 23rd day of March, 1998.


                                          Position(s) with
Signature                                 The Progressive Corporation
---------                                 ---------------------------


/s/ Janet Hill
-------------------------
Janet M. Hill                             Director

                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Peter B. Lewis, David M. Schneider, Dane A. Shrallow and Michael R. Uth, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 1997, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 25th day of March, 1998.


                                          Position(s) with
Signature                                 The Progressive Corporation
---------                                 ---------------------------


/s/ Charles A. Davis
-------------------------
Charles A. Davis                          Director